Twin Disc Incorporated

Investor Presentation

November 2017



Safe Harbor Statement

This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2015 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

Twin Disc At A Glance


Manufacturing location (# of facilities in each location)
Company owned distribution/service location
Purchasing/sourcing offices

- Founded in 1918
- Headquartered in Racine, WI
- ≈ 700 employees
- We are a global company
  - Mfg Operations in the U.S., Belgium, Italy, Switzerland and Japan (JV)
  - World-wide distributor network
  - Global: 50% of fiscal 2017 sales to international markets
- Diversified product & market portfolio

FY 2017 – Highlights


$ millions
Sales
$300
$250
$200
$150
$100
$50
$0
$264
$266
$166
$168
FY 14
FY 13
FY 16
FY 17

- **Sales up 1% from FY '16**
  - Weak first half, followed by signs of recovery in 2nd half.
  - NA O&G driving second half improvement.
  - Continued softening in Asian demand for commercial marine.
  - Weakness in pleasure craft continues.
  - Global industrial demand flat.


$ millions
Net Earnings
$30
$20
$10
$0
-$10
-$20
$4
$11
($13)
($6)
FY14
FY15
FY16
FY17

- **$6.3 million loss, or ($0.56) per diluted share, improved $0.61 from FY '16**
  - Solid traction on restructuring action, improving cost structure.
  - Reduced impairment charge ($5.0M).
  - ME&A spending decreased $4.3M (8%).

FY18 - 1st Quarter Highlights


$ millions
Sales
$75
$60
$45
$30
$15
$0
$65
$37
$36
$45
FY15
FY16
FY17
FY18

- **Sales up 26% from Q1 of FY '17**
  - Significant NA O&G volume in Q1 FY18.
  - Aftermarket demand recovery continued in Q1.
  - Stability in industrial and marine markets.


$ millions
Net Earnings
$8
$6
$4
$2
$0
-$2
-$4
-$6
-$8
$4
($4)
($3)
$3
FY15
FY16
FY17
FY18

- **$3.39 million profit, or $0.29 per diluted share, improved from $0.24 loss in Q1 FY '17**
  - Positive impact of volume, mix and cost reduction actions taken over past 6 quarters.
  - Gross profit increased 520 basis points to 30.8%.
  - Significant favorable tax adjustment in Q1 FY18 ($3.8M).

Product/Market Diversity

Twin Disc benefits from a broad product offering with diverse market applications.

FY17 Product Mix


Other
6.1%
Industrial
17.1%
Marine & Propulsion Sys
51.6%
Land-based Trans Sys
25.2%

Land-Based Transmission
- Pressure pumping (O&G)
- Airport rescue & fire fighting
- Military

Marine & Propulsion
- Commercial marine
- Pleasure craft
- Patrol boats

Industrial
- North American energy
- Global irrigation & pumping
- Environmental & natural resource

Land-Based Transmission Systems

- ***Pressure Pumping*:**
  - Achieved record units sales in fiscal '12
  - Asian market, driven by China, has become a key source of demand and future growth.
  - Severe decline in global oil prices in '15 caused significant drop in demand into FY17.
  - Started to ship units to Latin America in fiscal 2014.
  - Global markets continue to represent opportunity for above average growth in the long term.
  - After an extended pause, initial new unit order received in second fiscal quarter of FY17. Both new unit and aftermarket activity sustained through Q1 FY18.
- ***Airport Rescue and Fire Fighting (ARFF) & Military:***
  - Markets to remain stable with potential for modest growth.
  - Released next generation transmission system for ARFF.






Marine & Propulsion Systems

- ***Commercial Marine:***
  - Fiscal '15 softening in Asia following record years.
  - Fiscal '16 – '17 further decline in Asia demand, primarily due to China economy
  - European market remains stable but uncertain
  - Long term growth in Asia, Latin and North America expected to continue
  - New distribution agreement with Veth for Azimuth drives
- ***Patrol Boat:***
  - Experienced recent growth as demand for coastal security applications has increased globally
  - Expect long term growth to continue
- ***Pleasure Craft:***
  - Market remains at historic lows, some market share gains recently
  - EJS™ introduced and Cat® Three60 available
  - Likely 5+ years before market recovers to pre-recession levels
  - Continue to emphasize technological differentiation







Industrial Products

- ***North America Energy Related:***
  - After a strong fiscal 2012, shipments and orders were impacted by oversupply in oil & gas markets.
  - Slight rebound in early FY15, followed by crash of oil prices.
  - Demand will grow as North American oil & gas market strengthens.
- ***Irrigation & Pumping Applications:***
  - PTO and industrial gearbox lines drove growth.
  - Solid reputation for quality, global service and new product development will continue to produce growth opportunities in the future.
- ***Several recent product launches expected to drive sales in near term:***
  - Leveraging our controls technology as a competitive advantage.
  - Accelerating activity with new customers and applications.







Geographic Diversity

- Sales to Asia Pacific peaked at 29% in FY14, declining through FY17 with reduced O&G and economic downturn in China.
- European segment relatively stable, following pleasure craft downturn in FY10/FY11.
- North American O&G driving increase in FY18.

Q1 FY18


Rest of World
4.2%
Europe
18.7%
Asia Pacific
18.1%
N. America
59.0%

FY2008


Rest of World
4.3%
Europe
37.0%
N. America
43.8%
Asia Pacific
14.9%

Peak of mega yacht market sales

FY2017


Rest of World
6.6%
Europe
21.4%
Asia Pacific
16.9%
N. America
55.1%

Managing Our Cost Structure

Actions

- Announced $6M annual savings ($3.3M charge) in Q4 FY15.
- Announced additional $4M annual savings in Q2 FY16
- Ongoing focus on global cost reduction.
- Revamped operational approach in Racine driving productivity gains.

Results

- Q1 GP% FY16=21.9% FY17=25.6% FY18=30.8%
- 2 year ME&A Spend FY14/15=$132M FY16/17=$110M
- Significant improvement in Racine operation productivity performance.

Managing our Balance Sheet

Improving Net Cash Position


$20,000
$10,000
$0
($10,000)
($20,000)
($30,000)
($40,000)
($50,000)
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
FY17

- $46 million improvement in net cash since fiscal 2008.
- Balance sheet strength for extended downturn or M&A opportunities.

Strategic Focus

- Renewed focus on product development activities to drive Industrial product growth.
- Ongoing efforts to acquire new products/technologies to diversify from O&G.
- Remain poised with assets and production capability to benefit from O&G recovery and grow market share.
- Establish market leadership as marine applications expand use of hybrid technology.

What Differentiates Us?

Technology

– **Oil & Gas**
  - 8500 Series
  - 7500 Series




– **ARFF**
  - "Pump & Roll"

– **Military**
  - "Legacy" Contracts

– **Marine**
  - Patented QuickShift®
  - Express Joystick System®




  - Dynamic Positioning/DPII
  - Rolla CFD

What Differentiates Us?

- 98+ Years of Proven Application Know-How
- Niche Market Focus


TWIN DISC
Subsidiary/Company-Owned Distributor
Third Party Distributor
Service Dealer

- Global Distribution and Service Network
- Product, Market & Geographic Diversity
- Core Manufacturing Capabilities

Looking Ahead

Twin Disc, Incorporated

Corporate Six Month Backlog


$ millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Volatility driven by O&G cycles
S D M J S D M J S D M J S D M J S D M J S D M J S D M J S
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18

Fiscal 2018 & Beyond Outlook

- North American Oil & Gas landscape key variable in near term outlook.
  - Recent order activity drives consistent volume through Q3 FY18.
  - Sustained aftermarket activity signals broader recovery.
  - Longer term sustainability of recovery unpredictable.
  - Intent on maintaining/growing our position in this market.
- Marine markets will remain mixed
  - Asian commercial marine markets experience softening from FY15 through FY17, with no signs of near term recovery. Longer term, this remains a high growth market for the Company's products.
  - North American commercial marine (non-O&G) comparatively stable.
  - OSV market still depressed, with unpredictable recovery.
  - Global mega yacht market remains flat, however opportunity exists for select market share gains.
  - Patrol Boat market will continue to expand in the long-term as coastal security remains a focus around the world.

Fiscal 2017 & Beyond Outlook

- ARFF, Military and North American industrial markets are expected to remain stable.
- Global industrial/transmission markets will remain mixed
  - European markets showing signs of improvement.
  - Asia continues to offer significant opportunities for above average growth rates, but experiencing short term market decline in FY16/17.
  - Unpredictable North American pressure pumping market creating positive demand trend in FY18.
- The Company is well-positioned to grow as end markets recover and remains focused on providing innovative and differentiating product and market development projects.
- Continue to focus on strategic product line and technology expansion opportunities (organic and acquisitive).

Appendices

Corporate Profile – Market Diversity

Pleasure Craft Market:

- *Target Markets:* High speed planing and displacement yachts from 50' to 150', diesel-powered
- *Products:* Transmissions, Arneson Surface Drives, Propellers, Steering/Thruster/Trim Systems, Controls, EJS
- *Channels:* Engine OEMs & dealers, & boat builders
- *Customers:* CAT, Cummins, MAN, MTU, Volvo / Azimut, Viking, Hatteras, Ferretti, Maritimo, Palmer Johnson, Riviera, Sanlorenzo, Sunseeker
- *Competition:* ZF, Reintjes / Kamewa /Side Power, Ultraflex, Veem







Corporate Profile – Market Diversity

Work Boat Market:

- *Target Markets:* planing and displacement vessels from 30’ to 250’, diesel-powered
- *Products:* Transmissions, Propellers, MCD’s, Controls
- *Channels:* Engine OEMs & dealers, boat builders & distribution
- *Customers:* CAT, Cummins, IVECO, Mitsubishi, Volvo / Damen / Sewart Supply (operators: Seacor, Tidewater, Groupe Bourbon, Kirby, Ingram)
- *Competition:* ZF, Reintjes / Kamewa, Hamilton





Corporate Profile – Market Diversity



Patrol Boat Market:

- *Target Markets:* military, patrol and coast guard vessels from 30' to 90', diesel-powered
- *Products:* Transmissions, Arneson Surface Drives, Propellers, Steering/Thruster/Trim Systems, Controls, EJS
- *Channels:* Engine OEMs & dealers, Government agencies & boat builders
- *Customers:* CAT, CMD, MAN, MTU, Volvo / Indian Navy/Coast Guard, Israeli Navy, Turkish Coast Guard, USCG, US Navy, RCMP
- *Competition:* ZF / Kamewa / Veem

Corporate Profile – Market Diversity

Marine Transmissions, Propulsion & Boat Management Systems


EJS®/Electronic Controls
Anchor Winches
Power Steering
QuickShift® Transmissions
Gangways
Bow Thrusters
Trim Tabs, Stern Thrusters
Arneson Surface Drives, Rolla Propellers, Drivelines

We have been successful "packaging" more marine products

- **Increasing content and value on each vessel**
- **Working directly with the shipyards**
- **Industry expert on vessel performance and handling**

Corporate Profile – Market Diversity

Industrial Products:

- *Target Market:* Heavy duty industrial disconnect applications
- *Products:* Mechanical & hydraulic clutches, PTOs, reduction gearboxes & pump mount drives, 100 - 2,500 HP
- *Channels:* Distribution & OEMs
- *Customers:* Bandit, Morbark, Peterson Pacific / CAT, Cummins & engine dealers
- *Competitors:* Funk, NACD, PT Tech, Stiebel, Transfluid, WPT







Corporate Profile – Market Diversity

<u>Industrial Transmissions:</u>

- *Target Market:* Off-highway and all-terrain specialty vehicles, diesel powered
- *Products:* Powertrain components - 400 to 3,000 HP
- *Channel:* OEM vehicle mfrs. & Distribution
- *Customers:* BAE, Rosenbauer, Oshkosh, Tatra / BJ Services, FTSI, CalFrac, NOV, MG Bryan, Trican, Tai'an, Yantai Jereh, & SJ Petro
- *Competitors:* Allison, Cat, ZF







Marine Products - Appendix VI



QUICKSHIFT®
You've got to feel it to believe it.

Marine Transmission
MGX 5065
270hp – 570hp



QUICKSHIFT®
You've got to feel it to believe it.

Marine Transmission
MGX 5600
1300hp – 2100hp



Marine Control Drive
(MCD)
5 Models
215hp – 6035hp

Marine Products - Appendix VI



ARNESON®
BY TWIN DISC

Surface Drive



ROLLA™
A Twin Disc Company



Controls
EC 300



Express Joystick

Transmissions - Appendix VI



TA90-8501
Fracing Transmission
3000hp (2300kW)



TA90-7500
Fracing Transmission
2600hp (1939kW)



TD61-1180
ARFF Transmission
705hp (526kW)

Twin Disc, Incorporated

Industrial Products - Appendix VI



Power Take-Off
HP1200
Released 3/16



Power Take-Off
SP314



Pump Drive
AM370



Clutch



Gear Box



Universal Control Drive



Land-Based Products

Pressure Pumping



Remaining recoverable natural-gas resources
Top 15 countries, end 2011, trn cubic metres
Unconventional
Conventional
World total 752
UNITED STATES 37 37
CANADA 18 5
MEXICO 20 3
VENEZUELA 11 9
ARGENTINA 23 2
NORWAY 4 10
ALGERIA 7 8
NIGERIA 7 7
IRAN 37
SAUDI ARABIA 35
QATAR 27 1
CHINA 48
RUSSIA 35 106
INDONESIA 9 9
AUSTRALIA 22 7
By region
Trn cubic metres
174 East Europe/ Eurasia
137 Middle East
132 Asia/ Pacific
122 OECD Americas
74 Africa
71 Latin America
45 OECD Europe
Share of world primary energy, %
Oil
Coal
Gas
Hydro
Nuclear
Renewables
FORECAST
50
40
30
20
10
0
1970
1990
2010
2030
Sources: International Energy Agency; BP



U.S. domestic crude oil production by source, 1990-2040 (million barrels per day)
History
2011
Projections
Source: EIA, Annual Energy Outlook 2013 (Early Release Overview).
8
6
4
2
0
Tight oil
Other lower 48 onshore
Lower 48 offshore
Alaska
1990
2000
2010
2020
2030
2040



U.S. dry natural gas production by source,1990-2040 (trillion cubic feet)
History
2011
Projections
Source: EIA, Annual Energy Outlook 2013 (Early Release Overview).
35
30
25
20
15
10
5
0
Shale gas
Tight gas
Alaska
Nonassociated offshore
Coalbed methane
Associated with oil
Nonassociated onshore
1990
2000
2010
2020
2030
2040

Frac Rig Diagram


Engine
Transmission
Pump







EBITDA

(See Appendices IX & X for note on non-GAAP Financial Disclosures and a reconciliation of net earnings to EBITDA)


$ millions
% sales
$70
$60
$50
$40
$30
$20
$10
$0
($10)
($20)
20%
15%
10%
5%
0%
-5%
-10%
-15%
14.0%
16.0%
7.4%
7.4%
10.0%
-9.7%
-1.4%
-0.1%
$43.5
$56.8
$21.1
$19.5
$26.5
-$16.1
-$0.2
FY11
FY12
FY13
FY14
FY15
FY16
FY17
TTM
EBITDA
% of Sales

* See Appendix XI for reconciliation of TTM figures to reported figures.

Non-GAAP Financial Disclosures

Non-GAAP Financial Disclosures

Financial information excluding the impact of certain significant items in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this presentation are made alongside the most directly comparable GAAP measures.

Definition - Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

The sum of, net earnings and adding back provision for income taxes, interest expense, depreciations and amortization expenses: this is a financial measure of the profit generated excluding the above mentioned items.

Reconciliation of Net Earnings to EBITDA

in $ thousands, except % data	TTM	2017	2016	2015	2014	2013	2012	2011
Net Earnings	**$ (207)**	**$ (6,295)**	**$ (13,104)**	**$ 11,173**	**$ 3,644**	**$ 3,882**	**$ 26,743**	**$ 17,997**
Income Taxes	(7,020)	(3,414)	(12,282)	4,515	4,226	4,986	17,815	13,897
Interest Expense	315	304	426	606	936	1,435	1,475	1,719
Depreciation & Amortization	6,745	7,017	8,847	10,161	10,657	10,838	10,756	9,904
Earnings before interest, taxes, depreciation and amortization	**$ (167)**	**$ (2,388)**	**$ (16,113)**	**$ 26,455**	**$ 19,463**	**$ 21,141**	**$ 56,789**	**$ 43,517**
Net Sales	$177,412	$168,183	$ 166,282	$ 265,790	$263,909	$285,282	$355,870	$ 310,393
EBITDA as a % of Sales	***-0.1%***	***-1.4%***	***-9.7%***	***10.0%***	***7.4%***	***7.4%***	***16.0%***	***14.0%***

* **See Appendix XI for reconciliation of TTM figures to reported figures.**

NOTE: 2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company's Form 10K for the period ending June 30, 2013.

Reconciliation of TTM Data to Reported Quarterly Figures

	FY 11**	FY 12**	FY 13**	FY 14**	FY15**	FY16	Q1 '17*	Q2 '17*	Q3 '17*	Q4 '17*	FY17	Q1 '18*	TTM
Sales	$310,393	$355,870	$285,282	$263,909	$265,790	$166,282	$35,835	$33,672	$45,084	$53,592	$168,183	$45,064	$177,412
Gross Profit	107,683	121,632	80,025	77,254	83,032	40,595	9,173	8,949	13,294	16,817	48,233	13,895	52,955
ME&A	72,967	76,761	70,012	68,367	65,127	57,112	12,475	12,560	13,737	14,000	52,772	13,668	53,965
Operating Income	34,716	44,871	10,013	8,887	17,905	(24,596)	(3,560)	(4,427)	(3,373)	2,383	(8,977)	(991)	(6,408)
Interest Exp	1,719	1,475	1,435	936	606	426	53	122	61	68	304	64	315
Net Earnings	17,997	26,743	3,882	3,644	11,173	(13,104)	(2,696)	(2,912)	(1,849)	1,162	(6,295)	3,392	(207)
EPS, Diluted	$ 1.57	$ 2.31	$ 0.34	$ 0.32	$ 0.99	$ (1.17)	$ (0.24)	$ (0.27)	$ (0.16)	$ 0.10	$ (0.57)	$ 0.28	$ (0.05)
EPS, Basic	$ 1.59	$ 2.34	$ 0.34	$ 0.32	$ 0.99	$ (1.17)	$ (0.24)	$ (0.27)	$ (0.16)	$ 0.10	$ (0.57)	$ 0.28	$ (0.05)
CAPEX	12,028	13,733	6,582	7,245	9,049	4,214	525	569	775	1,264	3,133	1,467	4,075
Deprec.	9,904	10,756	10,838	10,657	10,161	8,847	1,916	1,764	1,688	1,649	7,017	1,644	6,745
Oper Cash Flow	13,860	14,444	24,476	25,749	17,060	3,391	(2,661)	222	1,597	4,020	3,178	(1,431)	4,408
Dividends	3,411	3,886	4,079	4,059	4,061	2,041	-	-	-	-	-	-	-
					-	-					-		-
Pretax Income	32,029	44,756	9,237	8,096	15,900	(25,295)	(3,723)	(4,093)	(3,367)	1,653	(9,530)	(1,253)	(7,060)
Taxes	13,897	17,815	4,986	4,226	4,515	(12,282)	(1,052)	(1,201)	(1,639)	478	(3,414)	(4,658)	(7,020)

* Quaterly Data is from the Company's unaudited quarterly Form 10-Q filings with the SEC.
** Annual Data is from the Company's audited Form 10-K filing with the SEC.

NOTE: 2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company's Form 10K for the period ending June 30, 2013.

Fiscal Year Condensed Consolidated Statements of Operations

($ thousands, per Form 10-K)	2017	2016	2015	2014	2013	2012
Sales	$ 168,182	$ 166,282	$ 265,790	$ 263,909	$ 285,282	$ 355,870
Gross Profit	48,232	40,595	83,032	77,254	80,025	121,632
	28.7%	*24.4%*	*31.2%*	*29.3%*	*28.1%*	*34.2%*
MEA Expense	52,773	57,113	64,264	67,406	67,899	73,091
	31.4%	*34.3%*	*24.2%*	*25.5%*	*23.8%*	*20.5%*
Restructuring/Impairment	4,437	8,523	3,282	961	2,113	3,670
Interest Expense	303	426	606	936	1,435	1,475
Misc. Exp/(Inc)	248	(172)	(1,020)	(145)	(659)	(1,360)
Pretax Earnings	(9,529)	(25,295)	15,900	8,096	9,237	44,756
Income Taxes	(3,414)	(12,282)	4,515	4,226	4,986	17,815
Minority Interest	(179)	(91)	(212)	(226)	(369)	(198)
Net Earnings	$ (6,294)	$ (13,104)	$ 11,173	$ 3,644	$ 3,882	$ 26,743
EBITDA	$ (2,388)	$ (16,113)	$ 26,455	$ 19,463	$ 21,141	$ 56,789
DILUTED EPS	$ (0.56)	$ (1.17)	$ 0.99	$ 0.32	$ 0.34	$ 2.31

NOTE: 2012 fiscal year figures have been revised. See Footnote A in the Company's Form 10K for the period ending June 30, 2013.

Appendix XIII

1st Fiscal Quarter: Condensed Consolidated Statements of Operations

($ thousands, unaudited)	2018	2017	2016	2015	2014	2013
Sales	$ 45,064	$ 35,835	$ 37,373	$ 64,824	$ 66,426	$ 68,793
Gross Profit	13,895	9,173	8,190	22,389	20,667	19,416
	30.8%	*25.6%*	*21.9%*	*34.5%*	*31.1%*	*28.2%*
MEA Expense	13,668	12,475	15,240	15,910	15,517	16,620
	30.3%	*34.8%*	*40.8%*	*24.5%*	*23.4%*	*24.2%*
Restructuring of Operations	1,218	258	(500)	-	1,094	-
Interest Expense	64	53	91	164	254	306
Misc. Exp/(Inc)	198	110	(158)	(340)	(34)	127
Pretax Earnings	(1,253)	(3,723)	(6,483)	6,655	3,836	2,363
Income Taxes	(4,658)	(1,052)	(2,208)	2,593	2,472	1,097
Minority Interest	(13)	(25)	(48)	(19)	(87)	(35)
Net Earnings	$ 3,392	$ (2,696)	$ (4,323)	$ 4,043	$ 1,277	$ 1,231

Operating Cash Flows – Fiscal Year


$ millions
% sales
$30
$25
$20
$15
$10
$5
$0
16%
14%
12%
10%
8%
6%
4%
2%
0%
FY11
FY12
FY13
FY14
FY15
FY16
FY17
TTM*
$13.9
$14.4
$24.5
$25.7
$17.1
$3.4
$3.2
$4.4
4.5%
4.0%
8.5%
9.8%
6.4%
2.0%
1.9%
2.5%
Cash Flows from Operations
% of Sales

* See Appendix X for reconciliation of TTM figures to reported figures.